March 1, 2015
Global X | JPMorgan US Sector Rotator Index ETF
NYSE Arca, Inc: SCTO
2015 Summary Prospectus

Before you invest, you may want to review the Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus and other information about the Fund (including the Fund’s statement of additional information and annual report) online at http://www.globalxfunds.com/investorrelations.php. You can also get this information at no cost by calling 1-888-GX-FUND-1 or by sending an e-mail request to info@globalxfunds.com. The Fund’s prospectus and statement of additional information, both dated March 1, 2015, as amended and supplemented from time to time, along with the financial statements included in the Fund's most recent annual report to shareholders dated October 31, 2014, are incorporated by reference into (legally made a part of) this Summary Prospectus.

Global X | JPMorgan US Sector Rotator Index ETF

Ticker: SCTO Exchange: NYSE Arca, Inc.

INVESTMENT OBJECTIVE

The Global X | JPMorgan US Sector Rotator Index ETF (“Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses of the JPMorgan U.S. Sector Rotator TR Series X Index (“Underlying Index”), an index composed of underlying equity exchange-traded funds ("ETFs") and a fixed income ETF.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares (“Shares”) of the Fund. You will also incur usual and customary brokerage commissions when buying and selling Shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees:	0.69%
Distribution and Service (12b-1) Fees:	None
Acquired Fund Fees and Expenses:[1]	0.17%
Other Expenses:[1]	0.00%
Total Annual Fund Operating Expenses:	0.86%

1    Acquired Fund Fees and Expenses and Other Expenses are estimates based on the current fiscal year. Acquired Fund Fees and Expenses are those expenses incurred indirectly by the Fund as a result of acquiring investments in shares of one or more other investment companies.

Example: The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling shares of the Fund in the secondary market. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

One Year	Three Years
$88	$274

Portfolio Turnover: The Fund and the other ETFs in which the Fund invests (each, an “Underlying Fund” and collectively, the “Underlying Funds”), pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate for the Fund or Underlying Funds may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example (except costs to Underlying Funds included as part of Acquired Fund Fees and Expenses), affect the Fund’s performance. To the extent an Underlying Fund incurs costs from high portfolio turnover, such costs may have a negative effect on the performance of the Fund. From the Fund's commencement of operations on October 22, 2014 to October 31, 2014, the Fund's portfolio turnover rate is 63.35% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund is a fund of funds and seeks its investment objective by investing primarily in the securities of the Underlying Funds that themselves seek investment results corresponding to their own underlying indexes. The Fund invests at least 80% of its total assets in the securities of the Underlying Index. The Fund’s 80% investment policy is non-fundamental and requires 60 days’ prior written notice to shareholders before it can be changed.

The Underlying Index aims to participate in the best-performing U.S. sectors of the market while limiting its exposure to the market during periods of high volatility or market declines, as defined by J.P. Morgan Securities LLC, the provider of the Underlying Index ("Index Provider"). The Underlying Index is based on a proprietary methodology from the Index Provider.

The Underlying Index rebalances monthly to reflect changing market conditions by tracking the performance of a portfolio that may include a U.S. Treasury Bond ETF and zero to five ETFs selected out of a pool of ten U.S. sector ETFs. The sectors represented by the U.S. sector ETFs are: consumer discretionary, consumer staples, energy, financials, healthcare, industrial, utilities, materials, technology and real estate.

On each monthly rebalancing date, the Underlying Index seeks to select up to five U.S. sector ETFs with the highest positive performance during the prior month. The Underlying Index will include an allocation to the U.S. Treasury Bond ETF if fewer than five U.S. sector ETFs have positive performance during the prior month. The U.S. sector ETFs selected for inclusion in the Underlying Index each month are equal-volatility weighted, based on each U.S. sector ETF’s realized volatility during the prior month, meaning that each U.S. sector ETF has the same amount of volatility contribution to the Underlying Index as of such monthly rebalancing date. If the overall realized volatility of the portfolio of selected U.S. sector ETFs exceeds 20%, based on each U.S. sector ETF’s realized volatility during the prior month, the weight assigned on a monthly rebalancing date to each U.S. sector ETF is adjusted down proportionally and the exposure is re-allocated to the U.S. Treasury Bond ETF in order to reduce the overall volatility of the Underlying Index to 20% as of such monthly rebalancing date. Since the index weights assigned to the U.S. Sector ETF and the U.S. Treasury Bond ETF are determined on past performance, there is no guarantee that any monthly rebalancing will result in the Underlying Index achieving the highest possible returns for the relevant month. The Underlying Index is described in greater detail in the "Information Regarding the Underlying Index and the Index Provider" section of this Prospectus.

As of January 1, 2015, the U.S. sector ETFs and U.S. Treasury Bond ETF eligible for consideration as components of the Underlying Index each month are: the Consumer Discretionary Select Sector SPDR® Fund, the Consumer Staples Select Sector SPDR® Fund, the Energy Select Sector SPDR® Fund, the Financial Select Sector SPDR® Fund, the Health Care Select Sector SPDR® Fund, the Industrial Select Sector SPDR® Fund, the Utilities Select Sector SPDR® Fund, the Materials Select Sector SPDR® Fund, the Technology Select Sector SPDR® Fund, the SPDR® Dow Jones REIT ETF, and the iShares® 1-3 Year Treasury Bond ETF.

Set forth below are the weighting constraints applicable to each U.S. Sector ETF and the U.S. Treasury Bond ETF that may be represented in the Underlying Index (and thus the Fund):

Sector	Fund*	Min Weight	Max Weight
US	Consumer Discretionary Select Sector SPDR Fund	0%	20%
	Financial Select Sector SPDR Fund	0%	20%
	Utilities Select Sector SPDR Fund	0%	20%
	Consumer Staples Select Sector SPDR Fund	0%	20%
	Health Care Select Sector SPDR Fund	0%	20%
	Materials Select Sector SPDR Fund	0%	20%
	Energy Select Sector SPDR Fund	0%	20%
	Industrial Select Sector SPDR Fund	0%	20%
	Technology Select Sector SPDR Fund	0%	20%
	SPDR® Dow Jones REIT ETF	0%	20%
Short Term Treasuries	iShares 1-3 Year Treasury Bond ETF	0%	100%
iShares® is a registered trademark of BlackRock (BlackRock, Inc. and its subsidiaries). Neither BlackRock nor the iShares® Funds make any representations regarding the advisability of investing in the Fund.

The Underlying Index is sponsored by the Index Provider, which is an organization that is independent of the Fund and the Global X Management Company, LLC, the investment adviser for the Fund ("Adviser"). The Index Provider determines the relative weightings of the constituents of the Underlying Index and publishes information regarding the market value of the Underlying Index.

The Adviser uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to outperform the Underlying Index and does not seek temporary defensive positions beyond the mechanics built into the Underlying Index when markets decline or appear overvalued.

The Fund generally will use a replication strategy. A replication strategy is an indexing strategy that involves investing in the securities of the Underlying Index in approximately the same proportions as in the Underlying Index. However, the Fund may

utilize a representative sampling strategy with respect to the Underlying Index when a replication strategy might be detrimental to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of equity securities to follow the Underlying Index, in instances in which a security in the Underlying Index becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund but not the Underlying Index.

The Adviser expects that, over time, the correlation between the Fund’s performance and that of the Underlying Index, before fees and expenses, will exceed 95%. A correlation percentage of 100% would indicate perfect correlation. If the Fund uses a replication strategy, it can be expected to have greater correlation to the Underlying Index than if it uses a representative sampling strategy.

The Fund concentrates its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. As of December 31, 2014, the Underlying Index was not concentrated in a sector.

SUMMARY OF PRINCIPAL RISKS

As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. There is no guarantee that the Fund will achieve its investment objective. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's net asset value ("NAV"), trading price, yield, total return and ability to meet its investment objective, as well as other risks that are described in greater detail in the Additional Information About the Funds’ Strategies and Risks section of the Prospectus and in the Statement of Additional Information ("SAI").

Asset Class Risk: Constituents of the Underlying Index or the Fund's portfolio may underperform in comparison to the general securities markets or other asset classes.

Commodity Exposure Risk: The Fund and an underlying fund may invest in the materials sector, which is susceptible to fluctuations in certain commodity markets. Any negative changes in commodity markets could have a great impact on the Fund.

Concentration Risk: To the extent that the Underlying Index concentrates in the securities of issuers in a particular country, industry, market, asset class, or sector, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in a country, industry, market, asset class, or sector, the Fund faces more risks than if it were diversified broadly over numerous countries, industries, markets, asset classes, or sectors. Such risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in a particular country, industry, market, asset class, or sector. In addition, at times, such country, industry, market, asset class, or sector may be out of favor and underperform other similar categories or the market as a whole.

Equity Securities Risk: Equity securities are subject to changes in value and their values may be more volatile than other asset classes, as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions.

Income Risk: The Fund's income may decline when interest rates fall. This decline can occur because the Fund may subsequently invest in lower-yielding bonds as bonds in its portfolio mature, bonds in the Underlying Index are substituted or the Fund otherwise needs to purchase additional bonds.

Interest Rate Risk: Interest rate risk is the risk that prices of fixed income securities generally increase when interest rates decline and decrease when interest rates increase. The Fund may lose money if short-term or long-term interest rates rise sharply.

Investable Universe of Companies Risk: The investable universe of companies in which a Fund may invest may be limited. If a company no longer meets the Index Provider’s criteria for inclusion in the Underlying Index, the Fund may need to reduce or eliminate its holdings in that company. The reduction or elimination of the Fund’s holdings in the company may have an adverse impact on the liquidity of the Fund’s underlying portfolio holdings and on Fund performance.
Issuer Risk: Fund performance depends on the performance of individual companies in which the Fund invests. Changes to the financial condition of any of those companies may cause the value of their securities to decline.

Management Risk: The Fund is subject to the risk that the Adviser’s investment management strategy may not produce the intended results.

Market Risk: The Fund's NAV could decline over short periods due to short-term market movements and over longer periods during market downturns.

Market Trading Risk: The Fund faces numerous market trading risks, including the potential lack of an active market for Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to NAV.

Model Portfolio Risk: The risk that investments selected using a proprietary methodology (i.e., quantitative model) may perform differently from the market as a whole or from their expected performance. There can be no assurance that use of a quantitative model will enable the Fund to achieve positive returns or outperform the market.

Non-Correlation Risk: The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.
Non-Diversification Risk: The Fund is classified as a “non-diversified” investment company under the 1940 Act. As a result, the Fund is subject to the risk that it will be more volatile than a diversified fund because the Fund may invest its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single issuer. As a result, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds.

Passive Investment Risk: The Fund is not actively managed and the Adviser does not attempt to take defensive positions in declining markets. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming.

Risk of Investing in the United States: The Fund may have significant exposure to U.S. issuers. Certain changes in the U.S. economy, such as when the U.S. economy weakens or when its financial markets decline, may have an adverse effect on the securities to which the Fund has exposure.

Risks Related to Investing in ETFs: The Fund may hold ETFs to gain exposure to certain asset classes. As a result, the Fund may be subject to the same risks as the underlying ETFs. While the risks of owning shares of an underlying ETF generally reflect the risks of owning the underlying securities of the index the ETF is designed to track, lack of liquidity in an underlying ETF can result in its value being more volatile than the underlying portfolio securities. Because the value of other ETF shares depends on the demand in the market, the Adviser may not be able to liquidate the Fund’s holdings in those shares at the most optimal time, thereby adversely affecting the Fund’s performance. In addition, ETF shares may trade at a premium or discount to net asset value.

In addition, investments in the securities of other ETFs may involve duplication of advisory fees and certain other expenses. The Fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs, which could result in greater expenses to the Fund. By investing in another ETF the Fund becomes a shareholder thereof. As a result, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses indirectly paid by shareholders of the other ETF, in addition to the fees and expenses Fund shareholders indirectly bear in connection with the Fund’s own operations.

If the other ETF fails to achieve its investment objective, the value of the Fund’s investment will decline, adversely affecting the Fund’s performance. ETFs that invest in commodities may be, or may become, subject to regulatory trading limits that could hurt the value of their securities and could affect the Fund’s ability to pursue its investment program as described in this Prospectus. Additionally, some ETFs are not registered under the 1940 Act and therefore, are not subject to the regulatory scheme and investor protections of the 1940 Act.

Risks Related to Investing in Real Estate Stocks and Real Estate Investment Trusts: The Fund may invest in an underlying fund that invests in companies that invest in real estate, such as REITs, which exposes investors in the Fund to the risks of owning real estate directly, as well as to risks that relate specifically to the way in which real estate companies are organized and operated. Real estate is highly sensitive to general and local economic conditions and developments, and characterized by intense competition and periodic overbuilding. Many real estate companies, including REITs, utilize leverage (and some may be highly leveraged), which increases risk and could adversely affect a real estate company's operations and market value in periods of rising interest rates.

Risks Related to Investing in the Consumer Discretionary Sector: The consumer discretionary sector may be affected by changes in domestic and international economies, exchange and interest rates, competition, consumers’ disposable income and consumer preferences, social trends and marketing campaigns.
Risks Related to Investing in the Consumer Staples Sector: The consumer staples sector may be affected by marketing campaigns, changes in consumer demands, government regulations and changes in commodity prices.
Risks Related to Investing in the Energy Sector: The value of securities issued by companies in the energy sector may decline for many reasons, including, among others, changes in energy prices, government regulations, energy conservation efforts and potential civil liabilities.

Risks Related to Investing in the Financial Sector: Performance of companies in the financial sector may be adversely impacted by many factors, including, among others, government regulations, economic conditions, credit rating downgrades, changes in interest rates, and decreased liquidity in credit markets. This sector has experienced significant losses in the recent past, and the impact of more stringent capital requirements and of recent or future regulation on any individual financial company or on the sector as a whole cannot be predicted.

Risks Related to Investing in the Health Care Sector: The healthcare sector may be affected by government regulations and government healthcare programs, increases or decreases in the cost of medical products and services and product liability claims, among other factors. Many healthcare companies are heavily dependent on patent protection, and the expiration of a patent may adversely affect their profitability. Healthcare companies are subject to competitive forces that may result in price discounting, and may be thinly capitalized and susceptible to product obsolescence.

Risks Related to Investing in the Industrial Sector: The industrials sector may be affected by changes in the supply and demand for products and services, product obsolescence, claims for environmental damage or product liability and general economic conditions, among other factors.

Risks Related to Investing in the Materials Sector: Companies in the materials sector may be adversely impacted by the volatility of commodity prices, exchange rates, depletion of resources, over-production, litigation and government regulations, among other factors.

Risks Related to Investing in the Technology Sector: Technology companies may have limited product lines, markets, financial resources or personnel. Technology companies typically face intense competition and potentially rapid product obsolescence. They are also heavily dependent on intellectual property rights and may be adversely affected by loss or impairment of those rights.

Risks Related to Investing in the Utilities Sector: The utilities sector is subject to significant government regulation and oversight. Companies in the utilities sector may be adversely affected due to increases in fuel and operating costs, rising costs of financing capital construction and the cost of complying with regulations, among other factors.

Small- and Mid-Capitalization Companies Risk: Small- and mid-capitalization companies often have greater price volatility, lower trading volume and less liquidity than larger more established companies. In addition, these companies are often subject to less analyst coverage and may be in early and less predictable periods of their corporate existences. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources and less competitive strength than larger companies.

Tracking Error Risk: The performance of the Fund may diverge from that of the Underlying Index.

Trading Halt Risk: An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Turnover Risk: The Fund may experience relatively high portfolio turnover, which may result in increased transaction costs and lower Fund performance.

U.S. Treasury Obligations Risks: U.S. Treasury obligations may differ in their interest rates, maturities times of issuance and other characteristics. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of the Fund's or an underlying fund's U.S. Treasury obligations to decline.

Valuation Risk: The sales price the Fund could receive for a security may differ from the Fund’s valuation of the security and may differ from the value used by the Underlying Index, particularly for securities that trade in low value or volatile markets or that are valued using a fair value methodology. The value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's Shares.

PERFORMANCE INFORMATION

The Fund does not have a full calendar year of performance. Thus, no bar chart or Average Annual Total Returns table is included for the Fund.

FUND MANAGEMENT

Investment Adviser: Global X Management Company LLC.

Portfolio Managers: The professionals primarily responsible for the day-to-day management of the Fund are Bruno del Ama, CFA, Jose C. Gonzalez, Luis Berruga and Chang Kim, CFA (“Portfolio Managers”). Messrs. del Ama, Gonzalez, Berruga and Kim have been Portfolio Managers of the Fund since inception.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are listed and traded at market prices on a national securities exchange (the "Exchange"). Shares may only be purchased and sold on the Exchange through a broker-dealer. The price of Shares is based on market price, and because ETF shares trade at market prices rather than at NAV, Shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). Only “Authorized Participants” (as defined in the SAI) who have entered into agreements with the Fund’s distributor, SEI Investments Distribution Co. ("Distributor"), may engage in creation or redemption transactions directly with the Fund. The Fund will only issue or redeem Shares that have been aggregated into blocks of 50,000 Shares or multiples thereof ("Creation Units"). The Fund will issue or redeem Creation Units in return for a basket of cash and/or securities that the Fund specifies each Business Day.

TAX INFORMATION

The Fund intends to make distributions that may be taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an individual retirement account ("IRA"), in which case distributions from such tax-deferred arrangements may be taxable to you.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

The Adviser and its related companies may pay broker/dealers or other financial intermediaries (such as a bank) for the sale of the Fund Shares and related services. These payments may create a conflict of interest by influencing your broker/dealer, sales persons or other intermediary or its employees or associated persons to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.